UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22867

Cohen & Steers MLP and Energy Opportunity Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Tina M. Payne Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	November 30

Date of reporting period:	May 31, 2014

Item 1. Reports to Stockholders.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

To Our Shareholders:

We would like to share with you our report for the period ended May 31, 2014. The net asset values (NAV) per share at that date were $11.63, $11.63, $11.65 and $11.65 for Class A, Class C, Class I and Class Z shares, respectively.

The total returns, including income and change in NAV, for the Fund and its comparative benchmarks were:

For the Period December 20, 2013 (commencement of operations) through May 31, 2014
Cohen & Steers MLP & Energy Opportunity Fund—Class A	17.21%
Cohen & Steers MLP & Energy Opportunity Fund—Class C	17.00%
Cohen & Steers MLP & Energy Opportunity Fund—Class I	17.47%
Cohen & Steers MLP & Energy Opportunity Fund—Class Z	17.44%
Alerian MLP Index[a]	14.34%
Alerian Energy Infrastructure Index[a]	14.65%
S&P 500 Index[a]	6.76%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at NAV. Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower. Performance quoted does not reflect the deduction of the maximum 4.5% initial sales charge on Class A shares or the 1% maximum contingent deferred sales charge on Class C shares. The 1% maximum contingent deferred sales charge on Class C shares applies if redemption occurs less than one year from purchase. If such charges were included, returns would have been lower. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

a  The Alerian MLP Index is a composite of the 50 most prominent energy Master Limited Partnerships (MLPs) that provides investors with an unbiased, comprehensive benchmark for this emerging asset class. The Alerian Energy Infrastructure Index is a composite of 30 core North American energy infrastructure companies that engage in the transportation, storage, and processing of energy commodities. The Standard and Poor's 500 Composite Stock Index (S&P 500 Index) is an unmanaged index of 500 large capitalization, publicly traded stocks representing a variety of industries that is frequently used as a general measure of stock market performance.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

The Fund implements fair value pricing when the daily change in a specific U.S. market index exceeds a predetermined percentage. Fair value pricing adjusts the valuation of certain non-U.S. equity holdings to account for such index change following the close of foreign markets. This standard practice has been adopted by a majority of the fund industry. In the event fair value pricing is implemented on the first and/or last day of a performance measurement period, the Fund's return may diverge from the relative performance of its benchmark, which does not use fair value pricing.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's investment company taxable income and realized gains are a return of capital distributed from the Fund's assets. Due to the Fund's underlying investments, a substantial amount of the Fund's distributions is expected to be classified as return of capital.

Investment Review

The period was mostly positive for financial markets amid declining Treasury yields, which fell from 3% in December to 2.5% by the end of May. While economic recovery was modest and uneven, investors were encouraged by a general upturn in leading indicators. In this environment, midstream energy companies, which have both growth and income characteristics, outperformed the broader equity market.

Regarding subsector performance, the gathering and processing (+22.0% total returnb) group performed well amid generally elevated commodity prices, with some companies benefitting substantially from increased exports of liquid petroleum gasses (LPGs). The crude/refined products group (+20.0%) similarly outgained the broader market. After a relatively challenging 2013, Tesoro Logistics had sizable gains as it reported particularly strong first quarter earnings results. Magellan Midstream also performed well with shares rising after management reported robust results across all business segments and raised full year guidance for 2014.

The diversified group (+17.4%), which includes midstream energy general partners and C Corps, also had strong absolute returns. Williams Companies, Inc. led the subsector higher amid positive sentiment surrounding their annual Analyst Day presentations, which included the introduction of 2016 guidance that was above expectations. Larger companies in this group, such as Kinder Morgan, Oneok and Energy Transfer Partners, typically have lower growth profiles relative to smaller peers, which has continued to be a drag on unit price performance. However, out-of-index Energy Transfer Equity was the exception, as the articulation of its liquefied natural gas (LNG) export strategy along with its recent acquisition of Susser Holdings was a major tailwind for performance.

Diversified utilities (+10.2%), broadly characterized as utility businesses with substantial midstream energy assets, also had strong gains but lagged the Alerian Energy Infrastructure Index. The group's steady cash flows and high income came into favor as interest rates drifted lower; but, overall, companies with prospects for rapid distribution growth generally outperformed.

b  Sector returns in U.S. dollars as measured by the Alerian Energy Infrastructure Index.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

It was a relatively difficult period for natural gas pipeline (+2.3%) companies. Boardwalk Partners had sharp declines and was eventually removed from the Alerian indexes after management cut its distribution 80% amid substantial challenges related to its pipelines business. The value of natural gas pipelines shrunk as basis differentials diminished and new high-growth shale basins drive changes in energy flows, putting legacy pipeline contracts at risk.

Fund Performance

The Fund had a positive total return and outperformed its benchmark. Stock selection in natural gas pipelines was the most significant contributor to relative returns. Stock selection was also favorable in the diversified subsector, where our underweight allocation in Kinder Morgan and our out-of-index allocation in Energy Transfer Equity boosted performance.

Other contributors to returns included our out-of-index allocation in marine shipping companies, such as Teekay, which benefited from continued progress towards becoming an "asset-light" general partner and the anticipation of future dividend increases. We believe Teekay is well-positioned to benefit from the globalization of energy markets. In particular, Teekay's LNG carriers and floating production storage and offloading (FPSO) businesses have the potential to continue to gain from increased LNG exports and offshore drilling activity. Our modest underweights in the crude/refined products and gathering and processing subsectors detracted from relative performance.

Investment Outlook

We believe the general environment for midstream energy companies should remain supportive. In our view, the ramp-up in crude oil, natural gas and natural gas liquids production in North America will continue to increase the need for a redesigned energy grid—driving the development of new and repurposed pipelines, processing plants and storage facilities. The rise in energy supply has been driven by advanced drilling techniques such as horizontal-drilling and hydraulic-fracturing, which have opened shale reservoirs once deemed uneconomical to tap. Additionally, we remain cognizant of changing flow patterns as legacy pipeline contracts expire—with some pipelines at risk of being rendered obsolete in their current form. We believe the asset class offers a unique combination of attractive income and visible medium-term growth, and expect these characteristics to support outperformance during the current period of elevated economic and market uncertainty.

Rising North American energy production will be a critical factor shaping MLP performance going forward. Whereas the past several years have been focused on investments to respond to the massive infrastructure needs to accommodate the "supply push" created by shale production, future "demand pulls" will add a meaningful next leg to the investment case. With the U.S. now cost competitive on natural gas and natural gas liquids (e.g. ethane, propane, butane), we expect to continue to see increasing exports of those commodities given demand from higher cost regions of the world. Furthermore, U.S. industrial demand is expected to rise, particularly in the chemicals industry, as shale-sourced ethane, propane and natural gas are now the low-cost feedstock for energy intensive industrial processes. And while we view it as unlikely that U.S. restrictions on crude oil exports will be overturned, we do expect the political atmosphere in Washington to become more accommodative over time.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

Overall, we believe these trends should lead to greater demand for midstream energy infrastructure. Importantly, dispersion of returns within the midstream energy and MLP space remains at all-time highs, underscoring the importance of active management in this rapidly evolving asset class.

Sincerely,

MARTIN COHEN	ROBERT H. STEERS
Co-chairman	Co-chairman

ROBERT S. BECKER	BEN MORTON
Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of publication. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds invests in major real asset categories focused on listed real estate, commodities, global listed infrastructure & MLPs, as well as preferred securities and large cap value equities.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

Performance Review (Unaudited)

Total Returns—For the Period Ended May 31, 2014

	Class A Shares	Class C Shares	Class I Shares	Class Z Shares
Since Inception[a] (with sales charge)	11.94%[b]	16.00%[c]	—	—
Since Inception[a] (without sales charge)	17.21%	17.00%	17.47%	17.44%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month end can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at NAV. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the period presented above, the investment advisor waived fees and/or reimbursed expenses. Without this arrangement, performance would have been lower.

The annualized gross and net expense ratios, respectively, for each class of shares as disclosed in the December 19, 2013 prospectuses were as follows: Class A—2.65% and 1.45%; Class C—3.30% and 2.10%; Class I—2.40% and 1.10%; and Class Z—2.45% and 1.25%. Through March 31, 2015, the investment advisor has contractually agreed to waive its fee and/or reimburse the Fund for expenses incurred (excluding acquired fund fees and expenses, and extraordinary expenses) to the extent necessary to maintain the Fund's total annual operating expenses as a percentage of average net assets at 1.45% for Class A shares, 2.10% for Class C shares, 1.10% for Class I shares and 1.25% for Class Z shares. This contractual agreement can be amended at any time by agreement of the Fund and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the investment advisor and the Fund.

a  Inception date of December 20, 2013.

b  Reflects a 4.50% front-end sales charge.

c  Reflects a contingent deferred sales charge of 1%.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs including investment advisory fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 20, 2013 (commencement of operations) through May 31, 2014.

Actual Expenses

The first line of the following table provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

Expense Example (Unaudited)—(Continued)

	Beginning Account Value December 20, 2013[a]	Ending Account Value May 31, 2014	Expenses Paid During Period[b] December 20, 2013[a] through May 31, 2014
Class A
Actual (17.21% return)	$1,000.00	$1,172.10	$6.90
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.56	$6.41
Class C
Actual (17.00% return)	$1,000.00	$1,170.00	$9.99
Hypothetical (5% annual return before expenses)	$1,000.00	$1,012.71	$9.26
Class I
Actual (17.47% return)	$1,000.00	$1,174.70	$5.24
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.10	$4.86
Class Z
Actual (17.44% return)	$1,000.00	$1,174.40	$5.96
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.44	$5.52

a  Commencement of operations.

b  Expenses are equal to the Fund's Class A, Class C, Class I and Class Z annualized expense ratios of 1.45%, 2.10%, 1.10% and 1.25%, respectively, multiplied by the average account value over the period, multiplied by 160/365 (to reflect the fiscal period). If the Fund had borne all of its expenses that were assumed by the investment advisor, the annualized expense ratios would have been 5.81%, 6.46%, 5.46% and 5.61%, respectively.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

May 31, 2014

Top Ten Holdings
(Unaudited)

Security	Value	% of Net Assets
Plains GP Holdings, LP	$448,721	4.9%
Williams Companies, Inc.	445,134	4.9%
Gibson Energy Inc.	354,963	3.9%
Inter Pipeline Ltd.	352,274	3.8%
Altagas Ltd. (Canada)	351,814	3.8%
SemGroup Corporation	349,755	3.8%
Magellan Midstream Partners, LP	341,440	3.7%
Enbridge Inc. (Canada)	320,405	3.5%
Energy Transfer Equity, LP	306,728	3.4%
Spectra Energy Corp.	293,637	3.2%

Sector Breakdown

(Based on Net Assets)
(Unaudited)

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS

May 31, 2014 (Unaudited)

		Number of Shares	Value
COMMON STOCK	99.6%
MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES
COMPRESSION	0.2%
USA Compression Partners, LP		912	$22,800
			22,800
CRUDE/REFINED PRODUCTS	29.3%
Buckeye Partners, LP		848	66,534
Enbridge Energy Management, LLC[a]		6,757	201,571
Enbridge Inc. (Canada)		6,742	320,405
Gibson Energy Inc. (Canada)		12,281	354,963
Inter Pipeline Ltd. (Canada)		12,023	352,274
Magellan Midstream Partners, LP		4,170	341,440
Nustar Energy L.P.		689	39,976
Nustar GP Holdings, LLC		1,261	44,135
PBF Logistics LPb		849	22,711
Plains GP Holdings, LP		16,258	448,721
Rose Rock Midstream, LP		867	37,654
SemGroup Corporation		5,148	349,755
Tesoro Logistics LP		1,426	99,392
			2,679,531
DIVERSIFIED MIDSTREAM	27.0%
Altagas Ltd. (Canada)		7,916	351,814
CorEnergy Infrastructure Trust, Inc.		6,413	46,109
Energy Transfer Equity, LP		6,019	306,728
Enterprise Products Partners LP		3,734	279,378
Kinder Morgan Inc.		8,423	281,244
Kinder Morgan Management, LLC[a]		1	60
Martin Midstream Partners, LP		786	31,943
NGL Energy Partners LP		2,286	91,440
Oneok, Inc.		2,937	189,407
Pembina Pipeline Corporation (Canada)		2,237	88,321
Spectra Energy Corp.		7,236	293,637
Summit Midstream Partners LP		1,491	67,110
Williams Companies, Inc.		9,479	445,134
			2,472,325

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

May 31, 2014 (Unaudited)

		Number of Shares	Value
DIVERSIFIED UTILITIES	11.0%
Centerpoint Energy, Inc.		9,282	$223,882
Dominion Resources, Inc.		2,773	191,226
DTE Energy Company		2,907	221,281
Nisource Inc.		3,330	124,442
Sempra Energy		2,482	249,069
			1,009,900
EXPLORATION & PRODUCTION	0.4%
Linn Co LLC		1,150	31,993
GATHERING & PROCESSING	13.3%
Access Midstream Partners LP		1,590	100,154
DCP Midstream Partners, LP		2,633	141,418
EnLink Midstream Partners, LP		2,699	82,238
EQT Midstream Partners, LP		1,269	104,236
Keyera Corp.		1,822	123,388
MarkWest Energy Partners, LP		3,058	189,443
Midcoast Energy Partners		2,908	64,005
Tallgrass Energy Partners, LP		2,041	75,313
Targa Resources Corp.		2,133	245,210
Western Gas Equity Partners, LP		1,694	88,020
			1,213,425
MARINE SHIPPING/OFFSHORE	11.5%
Dynagas LNG Partners LP		3,508	84,297
GasLog Partners LP (Monaco)[b]		703	18,644
Golar LNG Ltd. (Bermuda)		2,047	95,288
Golar LNG Partners LP (Marshall Islands)		3,697	121,816
KNOT Offshore Partners LP (Marshall Islands)		3,683	101,061
Seadrill Partners LLC		5,900	193,756
Teekay Offshore Partners LP (Marshall Islands)		4,684	167,078
Teekay Shipping Corp. (Marshall Islands)		4,742	274,325
			1,056,265

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

May 31, 2014 (Unaudited)

		Number of Shares	Value
NATURAL GAS PIPELINES	3.5%
APA Group (Australia)		26,513	$172,473
TransCanada Corporation (Canada)		3,174	147,767
			320,240
RENEWABLE ENERGY	2.1%
NRG Yield, Inc.		1,787	83,828
Pattern Energy Group Inc.		2,512	76,239
TransAlta Renewables Inc.		3,209	33,590
			193,657
OTHER	1.3%
Cheniere Energy, Inc.		1,683	114,629
TOTAL COMMON STOCK (Identified cost—$8,030,526)	99.6%		9,114,765
ASSETS IN EXCESS OF OTHER LIABILITIES	0.4		39,694
NET ASSETS	100.0%		$9,154,459

Note: Percentages indicated are based on the net assets of the Fund.

a  Distributions are paid-in-kind.

b  Non-income producing security.

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2014 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$8,030,526)	$9,114,765
Cash	480,119
Foreign currency, at value (Identified cost—$135)	135
Receivable for:
Fund shares sold	52,725
Dividends and interest	11,470
Due from investment advisor	18,559
Other assets	10,424
Total Assets	9,688,197
LIABILITIES:
Payable for:
Investment securities purchased	446,900
Distribution fees	155
Shareholder servicing fees	126
Directors' fees	130
Other liabilities	86,427
Total Liabilities	533,738
NET ASSETS	$9,154,459
NET ASSETS consist of:
Paid-in capital	$8,076,702
Dividends in excess of net investment income	(28,151)
Accumulated net realized gain	21,787
Net unrealized appreciation	1,084,121
$9,154,459

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES—(Continued)

May 31, 2014 (Unaudited)

CLASS A SHARES:
NET ASSETS	$109,726
Shares issued and outstanding ($0.001 par value common stock outstanding)	9,431
Net asset value and redemption price per share	$11.63
Maximum offering price per share ($11.63 ÷ 0.955)[a]	$12.18
CLASS C SHARES:
NET ASSETS	$407,744
Shares issued and outstanding ($0.001 par value common stock outstanding)	35,074
Net asset value and offering price per share[b]	$11.63
CLASS I SHARES:
NET ASSETS	$7,818,207
Shares issued and outstanding ($0.001 par value common stock outstanding)	671,245
Net asset value, offering and redemption price per share	$11.65
CLASS Z SHARES:
NET ASSETS	$818,782
Shares issued and outstanding ($0.001 par value common stock outstanding)	70,306
Net asset value, offering and redemption price per share	$11.65

a  On investments of $100,000 or more, the offering price is reduced.

b  Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge of 1% on shares held for less than one year.

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

STATEMENT OF OPERATIONS

For the Period December 20, 2013a through May 31, 2014 (Unaudited)

Investment Income:
Distributions from master limited partnerships	$51,191
Less return of capital on distributions	(51,111)
Net distributions from master limited partnerships	80
Dividend income (net of $3,868 of foreign withholding tax)	66,294
Total Investment Income	66,374
Expenses:
Administration fees	46,906
Professional fees	33,528
Investment advisory fees	30,798
Transfer agent fees and expenses	17,603
Registration and filing fees	15,548
Shareholder reporting expenses	9,888
Custodian fees and expenses	7,652
Distribution fees—Class A	164
Distribution fees—Class C	174
Shareholder servicing fees—Class A	66
Shareholder servicing fees—Class C	58
Shareholder servicing fees—Class Z	110
Directors' fees and expenses	227
Miscellaneous	5,933
Total Expenses	168,655
Reduction of Expenses (See Note 2)	(134,205)
Net Expenses	34,450
Net Investment Income	31,924
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	19,671
Foreign currency transactions	2,116
Net realized gain	21,787
Net change in unrealized appreciation (depreciation) on:
Investments	1,084,239
Foreign currency translations	(118)
Net change in unrealized appreciation (depreciation)	1,084,121
Net realized and unrealized gain	1,105,908
Net Increase in Net Assets Resulting from Operations	$1,137,832

a  Commencement of operations.

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

For the Period December 20, 2013[a] through May 31, 2014
Change in Net Assets:
From Operations:
Net investment income	$31,924
Net realized gain	21,787
Net change in unrealized appreciation (depreciation)	1,084,121
Net increase in net assets resulting from operations	1,137,832
Distributions to Shareholders:
From and in excess of net investment income:
Class A	(2,525)
Class C	(97)
Class I	(56,308)
Class Z	(1,145)
Total distributions to shareholders	(60,075)
Capital Stock Transactions:
Increase in net assets from Fund share transactions	7,976,702
Total increase in net assets	9,054,459
Net Assets:
Beginning of period	100,000
End of period[b]	$9,154,459

a  Commencement of operations.

b  Includes dividends in excess of net investment income of $28,151.

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

Class A
Per Share Operating Performance:	For the Period December 20, 2013[a] through May 31, 2014
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income[b]	0.03
Net realized and unrealized gain	1.68
Total from investment operations	1.71
Less distributions to shareholders:
From and in excess of net investment income	(0.08)
Total distributions to shareholders	(0.08)
Net increase in net asset value	1.63
Net asset value, end of period	$11.63
Total investment return[c,d,e]	17.21%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$0.1
Ratio of expenses to average daily net assets (before expense reduction)[f,g]	5.81%
Ratio of expenses to average daily net assets (net of expense reduction)[f,g]	1.45%
Ratio of net investment loss to average daily net assets (before expense reduction)[f,g]	(3.65)%
Ratio of net investment income to average daily net assets (net of expense reduction)[f,g]	0.71%
Portfolio turnover rate[e]	9%

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  Does not reflect sales charges, which would reduce return.

d  Return assumes the reinvestment of all dividends and distributions at NAV.

e  Not annualized.

f  Annualized.

g  Non-class specific expenses are calculated at the Fund level and class specific expenses are calculated at the class level.

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

Class C
Per Share Operating Performance:	For the Period December 20, 2013[a] through May 31, 2014
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income[b]	0.00 [c]
Net realized and unrealized gain	1.70
Total from investment operations	1.70
Less distributions to shareholders:
From and in excess of net investment income	(0.07)
Total distributions to shareholders	(0.07)
Net increase in net asset value	1.63
Net asset value, end of period	$11.63
Total investment return[d,e,f]	17.00%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$0.4
Ratio of expenses to average daily net assets (before expense reduction)[g,h]	6.46%
Ratio of expenses to average daily net assets (net of expense reduction)[g,h]	2.10%
Ratio of net investment loss to average daily net assets (before expense reduction)[g,h]	(4.30)%
Ratio of net investment income to average daily net assets (net of expense reduction)[g,h]	0.06%
Portfolio turnover rate[f]	9%

a  Commencement of operations.

b  Calcuation based on average shares outstanding.

c  Amount is less than $0.005.

d  Does not reflect sales charge, which would reduce return.

e  Return assumes the reinvestment of all dividends and distributions at NAV.

f  Not annualized.

g  Annualized.

h  Non-class specific expenses are calculated at the Fund level and class specific expenses are calculated at the class level.

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

Class I
Per Share Operating Performance:	For the Period December 20, 2013[a] through May 31, 2014
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income[b]	0.05
Net realized and unrealized gain	1.69
Total from investment operations	1.74
Less distributions to shareholders:
From and in excess of net investment income	(0.09)
Total distributions to shareholders	(0.09)
Net increase in net asset value	1.65
Net asset value, end of period	$11.65
Total investment return[c,d]	17.47%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$7.8
Ratio of expenses to average daily net assets (before expense reduction)[e,f]	5.46%
Ratio of expenses to average daily net assets (net of expense reduction)[e,f]	1.10%
Ratio of net investment loss to average daily net assets (before expense reduction)[e,f]	(3.30)%
Ratio of net investment income to average daily net assets (net of expense reduction)[e,f]	1.06%
Portfolio turnover rate[d]	9%

a  Commencement of operations.

b  Calcuation based on average shares outstanding.

c  Return assumes the reinvestment of all dividends and distributions at NAV.

d  Not annualized.

e  Annualized.

f  Non-class specific expenses are calculated at the Fund level and class specific expenses are calculated at the class level.

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

Class Z
Per Share Operating Performance:	For the Period December 20, 2013[a] through May 31, 2014
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income[b]	0.04
Net realized and unrealized gain	1.70
Total from investment operations	1.74
Less distributions to shareholders:
From and in excess of net investment income	(0.09)
Total distributions to shareholders	(0.09)
Net increase in net asset value	1.65
Net asset value, end of period	$11.65
Total investment return[c,d]	17.44%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$0.8
Ratio of expenses to average daily net assets (before expense reduction)[e,f]	5.61%
Ratio of expenses to average daily net assets (net of expense reduction)[e,f]	1.25%
Ratio of net investment loss to average daily net assets (before expense reduction)[e,f]	(3.45)%
Ratio of net investment income to average daily net assets (net of expense reduction)[e,f]	0.91%
Portfolio turnover rate[d]	9%

a  Commencement of operations.

b  Calcuation based on average shares outstanding.

c  Return assumes the reinvestment of all dividends and distributions at NAV.

d  Not annualized.

e  Annualized.

f  Non-class specific expenses are calculated at the Fund level and class specific expenses are calculated at the class level.

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Organization and Significant Accounting Policies

Cohen & Steers MLP & Energy Opportunity Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on July 8, 2013 and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Fund's investment objective is to provide attractive total return, comprised of current income and price appreciation. The Fund had no operations until December 6, 2013 when it sold 1,000 shares each of Class A, C and Z, and 7,000 shares of Class I for $100,000 to Cohen & Steers Capital Management, Inc. (the investment advisor). Investment operations commenced on December 20, 2013. The authorized shares of the Fund are divided into four classes designated Class A, C, I and Z shares. Each of the Fund's shares has equal dividend, liquidation and voting rights (except for matters relating to distributions and shareholder servicing of such shares).

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the investment advisor to be over-the-counter, are valued at the last sale price on the valuation date as reported by sources deemed appropriate by the Board of Directors to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at their closing net asset value.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The policies and procedures approved by the Fund's Board of Directors delegate authority to make fair value determinations to the advisor, subject to the oversight of the Board of Directors. The advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

Foreign equity fair value pricing procedures utilized by the Fund may cause certain non-U.S. equity holdings to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. There were no transfers between Level 1 and Level 2 securities as of May 31, 2014.

The following is a summary of the inputs used as of May 31, 2014 in valuing the Fund's investments carried at value:

	Total	Quoted Prices In Active Markets for Identical Instruments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock—Master Limited Partnerships and Related Companies:	$9,114,765	$9,114,765	$—	$—
Total Investments[a]	$9,114,765	$9,114,765	$—	$—

a  Portfolio holdings are disclosed individually on the Schedule of Investments.

Security Transactions, Investment Income and Expense Allocations: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from Master Limited Partnerships (MLPs) are recorded as income and return of capital based on information reported by the MLPs and management's estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the MLPs and actual amounts may differ from the estimated amounts. The Fund has estimated approximately 99.8 percent of distributions from MLPs as return of capital. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Fund receives paid-in-kind stock dividends in the form of additional units from its investment in Enbridge Energy Management, LLC and Kinder Morgan Management, LLC. The additional units are not reflected in investment income during the period received but are recorded as an adjustment to the cost of the security. For the period December 20, 2013 (commencement of operations) through May 31, 2014, the Fund received the following paid-in-kind stock dividends:

Enbridge Energy Management, LLC	$6,169
Kinder Morgan Management, LLC	2,224
Total paid-in-kind stock dividends	$8,393

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Master Limited Partnerships: Entities commonly referred to as MLPs are generally organized under state law as limited partnerships or limited liability companies. The Fund invests in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986, as amended (the Code), and whose interest or "units" are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real property rents, gains on dispositions of real property, income and gains from mineral or natural resources activities, income and gains from the transportation or storage of certain fuels, and, in certain circumstances, income and gains from commodities or futures, forwards and options on commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership or limited liability company. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The Fund's investments in MLPs consist only of limited partner or member interests ownership. The MLPs themselves generally do not pay U.S. federal income taxes and unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency exchange contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex- dividend date and are automatically reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the payable date, unless the shareholder has elected to have them paid in cash.

Distributions paid by the Fund are subject to recharacterization for tax purposes. Based upon the results of operations for the period December 20, 2013 (commencement of operations ) through May 31, 2014, the investment advisor considers it likely that a substantial portion of the distributions will be reclassified to return of capital upon the final determination of the Fund's taxable income after November 30, 2014, the Fund's fiscal year end.

The distributions made by the Fund for the period December 20, 2013 (commencement of operations) through May 31, 2014, are provisionally classified as being "From and in excess of net investment income". Those distributions will be classified as being from net investment income, net realized gain and/or a tax return of capital after November 30, 2014, the Fund's fiscal year end.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund's federal tax positions as well as its tax positions in non-U.S. jurisdictions where it trades and has concluded that as of May 31, 2014, no additional provisions for income tax are required in the Fund's financial statements. The Fund's tax positions for the current tax year are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Advisory Fees, Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: The investment advisor serves as the Fund's investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the investment advisor provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

For the services provided to the Fund, the investment advisor receives a fee, accrued daily and paid monthly, at the annual rate of 1.00% of the average daily net assets of the Fund.

For the period December 20, 2013 (commencement of operations) through May 31, 2014, and through March 31, 2015, the investment advisor has contractually agreed to waive its fee and/or reimburse the Fund for expenses incurred (excluding acquired fund fees and expenses, and extraordinary expenses) to the extent necessary to maintain the Fund's total annual operating expenses as a percentage of average net assets at 1.45% for Class A shares, 2.10% for Class C shares, 1.10% for Class I shares and 1.25% for Class Z shares. This contractual agreement can be amended at any time by agreement of the Fund and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the investment advisor and the Fund. For the period December 20, 2013 (commencement of operations) through May 31, 2014, fees waived and/or expenses reimbursed totaled $134,205.

Under subadvisory agreements between the investment advisor and each of Cohen & Steers Asia Limited and Cohen & Steers UK Limited (collectively, the subadvisors), affiliates of the investment advisor, the subadvisors are responsible for managing the Fund's investments in certain non-U.S. holdings. For their services provided under the subadvisory agreements, the investment advisor (not the Fund) pays the subadvisors. The investment advisor allocates 50% of the investment advisory fee received from the Fund among itself and each subadvisor based on the portion of the Fund's average daily net assets managed by the investment advisor and each subadvisor.

Administration Fees: The Fund has entered into an administration agreement with the investment advisor under which the advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.05% of the average daily net assets of the Fund. For the period December 20, 2013 (commencement of operations) through May 31, 2014, the Fund incurred $1,540 in fees under this administration agreement. Additionally, the Fund pays U.S. Bancorp Fund Services, LLC as co-administrator under a fund accounting and administration agreement.

Distribution Fees: Shares of the Fund are distributed by Cohen & Steers Securities, LLC (the distributor), an affiliated entity of the investment advisor. The Fund has adopted a distribution plan (the plan) pursuant to Rule 12b-1 under the 1940 Act. The plan provides that the Fund will pay the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets attributable to Class A shares and up to 0.75% of the average daily net assets attributable to Class C shares.

There is a maximum initial sales charge of 4.50% for Class A shares. There is a contingent deferred sales charge (CDSC) of 1.00% on purchases of $1 million or more of Class A shares, which applies if redemption occurs within one year from purchase. There is a CDSC of 1.00% on Class C shares, which applies if redemption occurs within one year from purchase. For the period December 20, 2013 (commencement of operations) through May 31, 2014, the Fund has been advised that the distributor or its affiliates received $1,554 in sales commissions from the sale of Class A shares. There were no CDSC fees collected relating to redemptions of Class C shares. The distributor has advised the Fund that proceeds from the CDSC on these classes are used by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of these classes.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Shareholder Servicing Fees: For shareholder services, the Fund pays the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.10% of the average daily net assets of the Fund's Class A shares, up to 0.25% of the average daily net assets of the Fund's Class C shares, and up to 0.15% of the average daily net assets of the Fund's Class Z shares. The distributor is responsible for paying qualified financial institutions for shareholder services.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the advisor. The Fund does not pay compensation to directors and officers affiliated with the investment advisor except for the Chief Compliance Officer, who received compensation from the investment advisor which was reimbursed by the Fund in the amount of $36 for the period December 20, 2013 (commencement of operations) through May 31, 2014.

Other: At May 31, 2014, the investment advisor and affiliated persons of the investment advisor owned 64% of the Fund's outstanding shares. Investment activities of these shareholders could have a significant impact on the Fund. In addition, a person who beneficially owns, either directly or indirectly, more than 25% of the voting securities of the Fund may be presumed to control the Fund. A control person could potentially control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund's fundamental policies or terms of the investment advisory agreement with the investment advisor.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the period December 20, 2013 (commencement of operations) through May 31, 2014, totaled $8,702,697 and $645,774, respectively.

Note 4. Income Tax Information

As of May 31, 2014, the federal tax cost and unrealized appreciation and depreciation in value of securities held were as follows:

Cost for federal income tax purposes	$8,030,526
Gross unrealized appreciation	$1,117,927
Gross unrealized depreciation	(33,688)
Net unrealized appreciation (depreciation)	$1,084,239

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 5. Capital Stock

The Fund is authorized to issue 1 billion shares of capital stock, at a par value of $0.001 per share. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

	For the Period December 20, 2013[a] through May 31, 2014
	Shares	Amount
Class A:
Sold	32,933	$353,126
Issued as reinvestment of dividends	16	168
Redeemed	(24,518)	(270,923)
Net increase	8,431	$82,371
Class C:
Sold	34,071	$388,134
Issued as reinvestment of dividends	3	32
Redeemed	—	—
Net increase	34,074	$388,166
Class I:
Sold	676,680	$6,863,522
Issued as reinvestment of dividends	990	10,735
Redeemed	(13,425)	(146,696)
Net increase	664,245	$6,727,561
Class Z:
Sold	69,458	$780,378
Issued as reinvestment of dividends	83	898
Redeemed	(235)	(2,672)
Net increase	69,306	$778,604

a  Commencement of operations.

Note 6. Concentration of Risk

Under normal circumstances, the Fund may invest up to 25% of its total assets directly in equity or debt securities of MLPs. MLPs are subject to certain risks, such as supply and demand risk, depletion and exploration risk, tax risk, commodity pricing risk, and the risk associated with the hazards inherent in midstream energy industry activities. A portion of the cash flow received by the Fund is derived from

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

investment in equity securities of MLPs. The amount of cash that a MLP has available for distributions, and the tax character of such distributions, are dependent upon the amount of cash generated by the MLP's operations.

Note 7. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 8. Subsequent Events

Management has evaluated events and transactions occurring after May 31, 2014 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the Securities and Exchange Commission's (the SEC) website at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes. The Fund may also pay distributions in excess of the Fund's net investment company taxable income and this excess could be a tax free return of capital distributed from the Fund's assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year.

APPROVAL OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund's investment advisory agreement (the Investment Advisory Agreement) and subadvisory agreements (the Subadvisory Agreements, and together with the Investment Advisory Agreement, the Advisory Agreements), or interested persons of any such party (Independent Directors), has the responsibility under the 1940 Act to approve the Fund's Advisory Agreements for its initial two year term and its continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. At a meeting held in person on December 10, 2013 and March 18, 2014, the Advisory Agreements were discussed and were unanimously approved for a term ending June 30, 2015 by the Fund's Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meetings and executive session.

In considering whether to approve the Advisory Agreements, the Board of Directors reviewed materials provided by the Fund's investment advisor (the Investment Advisor) and Fund counsel which included, among other things, fee and expense information compared to peer funds (Peer Funds) prepared by the Investment Advisor and by an independent data provider; summary information prepared by the Investment Advisor; and a memorandum outlining the legal duties of the Board of Directors. The Board of Directors also spoke directly with investment management personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Advisor throughout the year at meetings of the Board of Directors for the other funds it oversee, including presentations by portfolio managers relating to the investment performance of the Fund and other funds

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

or accounts with investment strategies used in pursuing the Fund's objective. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Advisor and the Subadvisors: The Board of Directors reviewed the services that the Investment Advisor and the sub-investment advisors (the Subadvisors) would provide to the Fund, and for the Investment Advisor, including, but not limited to, generally managing the Fund's investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with representatives of the Investment Advisor the type of investments that would be made on behalf of the Fund. The Board of Directors also considered the Investment Advisor's investment philosophy with respect to, and the investment outlook for, the Fund. Additionally, the Board of Directors considered the services provided by the Investment Advisor and the Subadvisors to other registered funds advised by the Investment Advisor.

In addition, the Board of Directors considered the education, background and experience of the Investment Advisor's and Subadvisors' personnel, noting particularly that the favorable history and reputation of the portfolio managers for the Fund would likely have a favorable impact on the success of the Fund. The Board of Directors noted further the Investment Advisor's and Subadvisors' ability to attract qualified and experienced personnel. The Board of Directors concluded that the proposed services of the Investment Advisor and Subadvisors to the Fund compared favorably to services provided by the Investment Advisor and Subadvisors for other funds in both nature and quality. The Board of Directors concluded that the scope of services to be provided by the Investment Advisor and the Subadvisors would be adequate and appropriate for the Fund.

(ii) Investment performance of the Fund and the Investment Advisor and the Subadvisors: Because the Fund is newly formed, the Board of Directors did not consider the investment performance of the Fund. Referencing the discussions above, the Board of Directors found that the Investment Advisor and Subadvisors had the necessary expertise to manage the Fund. The Board of Directors determined that the Investment Advisor and Subadvisors would be appropriate investment advisors for the Fund.

(iii) Cost of the services to be provided and profits to be realized by the Investment Advisor from the relationship with the Fund: Next, the Board of Directors considered the anticipated cost of the Investment Advisor's services. As part of its analysis, the Board of Directors considered fee and expense estimates compiled by the Investment Advisor and by an independent data provider. The Board of Directors considered that the Investment Advisor would waive its fees and/or reimburse expenses to limit the overall operating expenses of the Fund if total fees and expenses exceeded certain thresholds. The Board of Directors then considered the administrative services to be provided by the Investment Advisor, including compliance and accounting services, and further noted that the Fund would pay an administrative fee to the Investment Advisor. The Board of Directors noted that that the Fund's anticipated fees and expenses were reasonable.

Because the Fund had not commenced operations and the Investment Advisor had not yet received any fees, the Board of Directors did not consider the profitability of the Investment Advisor and the Subadvisors. The Board of Directors also took into consideration other benefits to be derived by the Investment Advisor in connection with the Advisory Agreements, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Investment Advisor would be eligible to receive by allocating the Fund's brokerage

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

transactions. The Board of Directors also considered the fees to be received by the Investment Advisor under the Administration Agreement, and noted the significant services to be received, such as compliance, accounting and operational services and furnishing office space and facilities for the Fund, and providing persons satisfactory to the Board of Directors to serve as officers of the Fund, and that these services would be beneficial to the Fund.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors considered the Fund's asset size and determined that there were no significant economies of scale that were not being shared with shareholders.

(v) Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisors or other clients: As discussed above in (iii), the Board of Directors considered both the services to be rendered and the fees to be paid under the Advisory Agreements to other contracts of the Investment Advisor and to contracts of other investment advisors. The Board of Directors also considered fees charged by the Investment Advisor to institutional and other clients.

No single factor was cited as determinative to the decision of the Board of Directors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the Advisory Agreements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Transaction history and account transactions
• Purchase history and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies—	No	We don't share
For our affiliates' everyday business purposes— information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes— information about your creditworthiness	No	We don't share
For our affiliates to market to you—	No	We don't share
For non-affiliates to market to you—	No	We don't share

Questions?  Call 800.330.7348

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are
Who is providing this notice?

Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers UK Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do
How does Cohen & Steers protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?	We collect your personal information, for example, when you:
• Open an account or buy securities from us
• Provide account information or give us your contact information
• Make deposits or withdrawals from your account
We also collect your personal information from other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only:
• sharing for affiliates' everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State law and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFBX*, CSFCX, CSSPX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in REITs

  •  Symbol: CSRIX

COHEN & STEERS REAL ESTATE SECURITIES FUND
(FORMERLY KNOWN AS "COHEN & STEERS
REALTY INCOME FUND")

  •  Designed for investors seeking total return, investing primarily in real estate securities with an emphasis on both income and capital appreciation

  •  Symbols: CSEIX, CSBIX*, CSCIX, CSDIX

COHEN & STEERS INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in REITs

  •  Symbol: CSRSX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUBX*, CSUCX, CSUIX

COHEN & STEERS DIVIDEND VALUE FUND

  •  Designed for investors seeking long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities

  •  Symbols: CPXAX, CPXCX, CPXIX

COHEN & STEERS REAL ASSETS FUND

  •  Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

  •  Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS
MLP & ENERGY OPPORTUNITY FUND

  •  Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

  •  Symbols: MLOAX, MLOCX, MLOIX, MLOZX

COHEN & STEERS
ACTIVE COMMODITIES STRATEGY FUND

  •  Designed for investors seeking total return, investing primarily in a diversified portfolio of exchange-traded commodity future contracts and other commodity-related derivative instruments

  •  Symbols: CDFAX, CDFCX, CDFIX, CDFZX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS GLOBAL REALTY MAJORS ETF

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS
REALTY MAJORS INDEX FUND

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: ICF

Distributed by SEI Investments Distribution Co.

*  Class B shares are no longer offered except through dividend reinvestment and permitted exchanges by existing Class B shareholders.

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and Co-Chairman

Martin Cohen
Director and Co-Chairman

Michael G. Clark
Director

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and Chief Executive Officer

Joseph M. Harvey
Vice President

Robert S. Becker
Vice President

Benjamin Morton
Vice President

Francis C. Poli
Secretary

James Giallanza
Treasurer and Chief Financial Officer

Lisa D. Phelan
Chief Compliance Officer

Tina M. Payne
Assistant Secretary

Neil Bloom
Assistant Treasurer

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Co-administrator and Custodian

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Transfer Agent

Boston Financial Data Services, Inc.
30 Dan Road
Canton, MA 02021
(800) 437-9912

Legal Counsel

Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

Distributor

Cohen & Steers Securities, LLC
280 Park Avenue
New York, NY 10017

Nasdaq Symbol: Class   A—MLOAX
   C—MLOCX
   I—MLOIX
   Z—MLOZX

Website: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers MLP & Energy Opportunity Fund, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

COHEN & STEERS

MLP & ENERGY OPPORTUNITY FUND

280 PARK AVENUE

NEW YORK, NY 10017

eDelivery NOW AVAILABLE

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MLOAXSAR

Semiannual Report May 31, 2014

Cohen & Steers MLP & Energy Opportunity Fund

Item 2. Code of Ethics.

Not Applicable.

Item 3. Audit Committee Financial Expert.

Not Applicable.

Item 4. Principal Accountant Fees and Services.

Not Applicable.

Item 5. Audit Committee of Listed Registrants.

Not Applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and

Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)  Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS MLP AND ENERGY OPPORTUNITY FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date: July 30, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer
(Principal Executive Officer)

By:	/s/ James Giallanza
Name: James Giallanza
Title: Treasurer and Chief Financial Officer
(Principal Financial Officer)

Date: July 30, 2014